Fair Value (Mortgage-backed Securities Activity) (Details) - Residential mortgage-backed securities $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Reconciliation of activity for mortgage-backed securities on a net basis
Balance at the beginning of the period	$ 24,063
Principal paydowns	(3,205)
Total unrealized gains (losses) included in:
Other comprehensive income	1,325
Impairment realized in earnings	(954)
Balance at the end of the period	$ 21,229